SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

(Amendment No. 2)

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2003

TSI TELECOMMUNICATION HOLDINGS, LLC

TSI TELECOMMUNICATION SERVICES INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware Delaware	333-88168-01 333-88168	30-0041664 06-1262301
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 N. Franklin Street, Suite 700 Tampa, Florida 33602
(Address of Principal Executive Offices, including Zip Code)

(813) 273-3000
(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events and Regulation FD Disclosure.

As initially reported on the Registrants’ current report on Form 8-K filed on August 29, 2003, effective July 23, 2003, pursuant to an Agreement and Plan of Merger dated as of July 15, 2003, among TSI Telecommunication Network Services Inc. (“TSI Networks”), TSI Brience, LLC (“Merger Sub”), Brience, Inc. (“Brience”) and certain holders of Series C Preferred Stock, par value $.01 per share, of Brience, Brience was merged with and into Merger Sub with Merger Sub continuing as the surviving entity and a wholly owned subsidiary of TSI Networks (the “Merger”). At the time of the Merger, GTCR Fund VII, L.P. and GTCR Co-Invest, L.P. collectively were majority owners of Brience and owned approximately 64% of the outstanding common stock of Brience on a fully diluted basis. GTCR Fund VII, L.P. and GTCR Co-Invest, L.P. collectively own approximately 52% of the outstanding common units of TSI Telecommunication Holdings, LLC (the “Ultimate Parent”) and their affiliate, GTCR Fund VII/A, L.P., owns approximately 26% of the common units of the Ultimate Parent. GTCR Fund VII, L.P., GTCR Fund VII/A, L.P. and GTCR Co-Invest, L.P. are private investment funds affiliated with GTCR Golder Rauner L.L.C. (“GTCR”). Since GTCR had a controlling interest in both Brience and the Ultimate Parent at the time of the Merger, the transaction was accounted for as a combination of entities under common control, similar to a pooling of interests, whereby the assets and liabilities of Brience were combined at their historical amounts as of February 14, 2002, the date that GTCR had control of both entities. As a result, the Ultimate Parent has restated its audited consolidated financial statements as of December 31, 2002 and for the period from February 14, 2002 to December 31, 2002.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of the Ultimate Parent as of December 31, 2001 and 2002 and the related consolidated statements of operations, changes in shareholders’/unitholders’ equity and cash flows of the Ultimate Parent for the years ended December 31, 2000 and December 31, 2001, the period from January 1, 2002 to February 13, 2002, and the period from February 14, 2002 to December 31, 2002 are presented in Exhibit 99 attached hereto and are hereby incorporated by reference herein. The restated audited consolidated financial statements of the Ultimate Parent as of December 31, 2002 and for the period from February 14, 2002 to December 31, 2002 are being filed in lieu of the audited pre-acquisition financial statements of Brience for the year ended April 30, 2003 that would generally be required by Rule 3-05 of Regulation S-X.

(c) Exhibits

23	Consent of Independant Certified Public Accountants

99	TSI Telecommunication Holdings, LLC audited consolidated financial statements

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 14, 2003

TSI TELECOMMUNICATION HOLDINGS, LLC

/s/ Raymond L. Lawless

By:	Raymond L. Lawless
Its:	Chief Financial Officer and Secretary

TSI TELECOMMUNICATION SERVICES INC.

/s/ Raymond L. Lawless

By:	Raymond L. Lawless
Its:	Chief Financial Officer and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

23	Consent of Ernst & Young LLP

99	TSI Telecommunication Holdings, LLC audited consolidated financial statements